                                                                      EXHIBIT 99


NEWS RELEASE                                  GENERAL GROWTH PROPERTIES, INC.
                                              110 North Wacker Drive
                                              Chicago, IL 60606
                                              (312) 960-5000
                                              FAX (312) 960-5463

FOR IMMEDIATE RELEASE                          CONTACT:  John Bucksbaum
                                                         312/960-5005

                                                         Bernard Freibaum
                                                         312/960-5252

                GENERAL GROWTH PROPERTIES, INC. ANNOUNCES 27.1%
             INCREASE IN FUNDS FROM OPERATIONS PER SHARE AND 25.0%
               EARNINGS PER SHARE GROWTH FOR SECOND QUARTER 2003


CHICAGO, ILLINOIS, JULY 28, 2003 -- General Growth Properties, Inc. (NYSE: GGP) today announced a 27.1% increase in Funds from Operations (FFO) per share for second quarter 2003. Since becoming a public company more than 10 years ago, General Growth has increased FFO per share approximately 15% on a compounded annual basis.


"Once again, we are pleased to report strong results which reinforce the viability of the regional mall in a challenging economic environment," said John Bucksbaum, CEO of General Growth Properties. "Our consistent growth and sustained momentum reflect how we create value through acquisition, leasing, management, and marketing, while building upon solid fundamentals."

FINANCIAL AND OPERATIONAL HIGHLIGHTS

     o Earnings per share-diluted (EPS) in second quarter 2003 increased 25.0% to $.70 versus $.56 for the comparable period in 2002. The adoption of SFAS No. 141 - Business Combinations - and SFAS No. 142 - Goodwill and Other Intangible Assets -- resulted in an earnings increase of approximately $3.1 million or $.049 per share-diluted in second quarter 2003 related to the acquisitions of investment property in 2002 and 2003. Reflected in EPS for second quarter 2003 are stock option compensation expenses of approximately $4.9 million, or $.078 per share-diluted, including $4.2 million related to the vesting of certain previously-granted stock options structured to vest when the company's stock price surpasses a stated threshold.

     o FFO on a per share, fully-diluted basis, grew 27.1% to $1.50 in the second quarter of 2003, up from $1.18 in the second quarter of 2002. Total FFO for the quarter increased 28.7% to $129.5 million, from $100.6 million in last year's second quarter. The adoption of SFAS No. 141 and 142 resulted in an increase of approximately $6.2 million in FFO or $.068 per fully-diluted share in second quarter 2003. The stock option compensation expenses decreased FFO per fully-diluted share by approximately $.054.

     o For fiscal year 2003, the company currently anticipates that FFO per fully-diluted share, including the effects of SFAS No. 141 and SFAS No. 142, will be in the range of $6.60 to $6.70.

Consistent with the financial information presented for first quarter 2003, the company now provides additional disclosure in the accompanying financial schedules. The number of categories reported for certain items of revenues and expenses has been expanded. The results for 2002 have been reclassified to reflect this more detailed disclosure.

     o Prorata real estate net operating income (NOI) increased 33.6% in the quarter to $255.4 million, from $191.2 million during the second quarter of 2002. Total prorata property revenues were $378.7 million for the quarter, an increase of 36.8%, compared to $276.8 million for the same period in 2002.

     o Total tenant sales increased 1.5% for second quarter 2003 and comparable tenant sales decreased 1.0% versus the same period last year.

     o Comparable center NOI increased by approximately 6.5% during the second quarter.

     o Mall shop occupancy increased to 90.5%, compared to 89.2% in second quarter 2002.

     o Sales per square foot, on a trailing 12 month basis, as of June 30, 2003, were $352 versus $358 at the end of second quarter 2002.

     o Average rent per square foot for new/renewal leases signed during the first six months of the year was $36.20 versus $35.08 for the same period in 2002. Average rent for all leases expiring in 2003 is $26.70 versus $29.90 in 2002.

     o On April 30, 2003, General Growth Properties acquired 100% of Peachtree Mall in Columbus, Georgia. In mid-June 2003, General Growth acquired a 100% interest in both Saint Louis Galleria in St. Louis, Missouri and Coronado Center in Albuquerque, New Mexico.

     o After quarter end, on July 1, 2003, the company acquired the 49% ownership interest in GGP Ivanhoe III previously held by joint venture partner Ivanhoe Cambridge, bringing General Growth's ownership to 100%.

General Growth, consistent with real estate industry and investment community preferences, uses FFO as a supplemental measure of operating performance for a real estate investment trust (REIT). The National Association of Real Estate Investment Trusts (NAREIT) defines FFO as net income (loss) (computed in accordance with Generally Accepted Accounting Principles (GAAP)), excluding gains (or losses) from extraordinary items and sales of properties, plus real estate related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures. The company considers FFO a supplemental measure for equity REITs and a complement to GAAP measures because it facilitates an understanding of the operating performance of the company's properties without giving effect to real estate depreciation and amortization, which is intended to allocate the cost of the property over its useful life. Since values for well-maintained real estate assets have historically increased or decreased based upon prevailing market conditions, the company believes that FFO provides investors with a clearer view of the company's operating performance. A reconciliation of GAAP net income to FFO is provided in the portfolio results schedule included herein. FFO does not represent cash flow from operating activities in accordance with GAAP, should not be considered as an alternative to net income (determined in accordance with GAAP) and is not necessarily indicative of cash available to fund cash needs. In addition, the company's FFO may not be directly comparable to similarly titled measures reported by other REITs.

WEBCAST/CONFERENCE CALL

General Growth will host a live webcast of its conference call regarding this announcement on the Company's web site, www.generalgrowth.com. This webcast will take place on Tuesday, July 29, 2003 at 10:00 a.m., Eastern Time (9:00 a.m. CT, 8:00 a.m. MT, 7:00 a.m. PT). The webcast can be accessed by selecting the conference call icon on the GGP home page. The call will be archived subsequent to the end of the live webcast.

General Growth Properties is the country's second largest shopping center owner, developer and manager of regional shopping malls. General Growth currently has ownership interest in, or management responsibility for, a portfolio of 162 regional shopping malls in 39 states. The company portfolio totals approximately 142 million square feet of retail space and includes over 16,000 retailers nationwide. A publicly traded REIT, General Growth Properties is listed on the New York Stock Exchange under the symbol GGP. For more information on General Growth Properties and its portfolio of malls, please visit the company web site at http://www.generalgrowth.com.

This release may contain forward-looking statements that involve risks and uncertainties. All statements other than statements of historical fact are statements that may be deemed forward-looking statements, which are subject to a number of risks, uncertainties and assumptions. Representative examples of these risks, uncertainties and assumptions include (without limitation) general industry and economic conditions, interest rate trends, cost of capital and capital requirements, availability of real estate properties, competition from other companies and venues for the sale/distribution of goods and services, changes in retail rental rates in the company's markets, shifts in customer demands, tenant bankruptcies or store closures, changes in vacancy rates at the company's properties, changes in operating expenses, including employee wages, benefits and training, governmental and public policy changes, changes in applicable laws, rules and regulations (including changes in tax laws), the ability to obtain suitable equity and/or debt financing, and the continued availability of financing in the amounts and on the terms necessary to support the company's future business. Readers are referred to the documents filed with the SEC, specifically the most recent reports on Forms 10-K and 10-Q, which identify important risk factors which could cause actual results to differ from those contained in the forward-looking statements.

FUNDS FROM OPERATIONS and                                                      Three Months Ended            Six Months Ended
PORTFOLIO RESULTS (unaudited)                                                        30-Jun                        30-Jun
(in thousands, except per share data)                                          2003           2002           2003           2002
FUNDS FROM OPERATIONS (FFO)
Funds From Operations - Operating Partnership                              $   129,533    $   100,603    $   256,846    $   194,987
Less:  Allocations to Operating Partnership unitholders                    $    30,587    $    24,089    $    60,826    $    46,751
                                                                           -----------    -----------    -----------    -----------
Funds From Operations - Company stockholders                               $    98,946    $    76,514    $   196,020    $   148,236

Funds From Operations per share - basic                                    $      1.57    $      1.23    $      3.12    $      2.39
Funds From Operations per share - diluted                                  $      1.50    $      1.18    $      2.97    $      2.30

Weighted average number of Company shares outstanding - basic
     (assuming full conversion of Operating Partnership units)                  82,310         81,710         82,202         81,631
Weighted average number of Company shares outstanding - diluted
     (assuming full conversion of Operating Partnership units and
     convertible preferred stock)                                               90,918         90,367         90,771         90,266

PORTFOLIO RESULTS (a)
Total revenues (b),(c)                                                     $   378,734    $   276,763    $   746,714    $   550,533
Operating expenses                                                            (123,312)       (85,515)      (244,795)      (175,400)
                                                                           -----------    -----------    -----------    -----------
Real estate net operating income                                               255,422        191,248        501,919        375,133
Net General Growth Management, Inc. (GGMI) operations                             (527)         3,019          2,331          4,475
Headquarters and regional costs including depreciation that
      reduces FFO                                                              (17,783)       (11,955)       (35,960)       (23,033)
General and administrative                                                      (3,409)        (1,809)        (6,342)        (3,173)
Net interest expense (d)                                                       (87,322)       (68,725)      (172,000)      (137,208)
Preferred stock dividends                                                       (6,953)        (6,117)       (13,030)       (12,234)
Preferred unit distributions                                                    (9,895)        (5,058)       (20,072)        (8,973)
                                                                           -----------    -----------    -----------    -----------
Funds From Operations - Operating Partnership                                  129,533        100,603        256,846        194,987

RECONCILIATION OF GAAP NET INCOME TO FUNDS FROM OPERATIONS (e)
Net income (loss) available to common stockholders                         $    44,050    $    34,696    $    89,561    $    66,114
Extraordinary items (d)                                                           --             --             --             --
                                                                           -----------    -----------    -----------    -----------
Income available to common stockholders before extraordinary items              44,050         34,696         89,561         66,114
Income from discontinued operations, including gain on sale                       --             (435)        (4,330)          (758)
                                                                           -----------    -----------    -----------    -----------
Income from continuing operations                                               44,050         34,261         85,231         65,356
Allocations to Operating Partnership unitholders                                13,389         10,925         27,790         20,852
FFO of property sold in 2003                                                      --              530            292            945
Depreciation and amortization of capitalized real estate costs
      (including SFAS #141 and #142 lease origination costs) other
      than amortization of financing costs                                      72,094         54,887        143,533        107,834
                                                                           -----------    -----------    -----------    -----------
Funds From Operations - Operating Partnership                                  129,533        100,603        256,846        194,987
Funds From Operations - Minority interest                                      (30,587)       (24,089)       (60,826)       (46,751)
                                                                           -----------    -----------    -----------    -----------
Funds From Operations - Company stockholders                                    98,946         76,514        196,020        148,236
                                                                           ===========    ===========    ===========    ===========

RECONCILIATION OF WEIGHTED AVERAGE SHARES OUTSTANDING
  FOR GAAP AND FFO PER SHARE COMPUTATIONS

Weighted average number of Company shares outstanding - for GAAP
  basic EPS                                                                     62,874         62,138         62,735         62,059
Full conversion of Operating Partnership Units                                  19,436         19,572         19,467         19,572
                                                                           -----------    -----------    -----------    -----------
Weighted average number of Company shares outstanding - for basic
  FFO per share                                                                 82,310         81,710         82,202         81,631
                                                                           ===========    ===========    ===========    ===========
Weighted average number of Company shares outstanding - for GAAP
  diluted EPS                                                                   63,128         62,294         62,950         62,193
Conversion of PIERS to Common Stock                                              8,354          8,501          8,354          8,501
Full conversion of Operating Partnership Units                                  19,436         19,572         19,467         19,572
                                                                           -----------    -----------    -----------    -----------
Weighted average number of Company shares outstanding - for diluted
  FFO per share                                                                 90,918         90,367         90,771         90,266
                                                                           ===========    ===========    ===========    ===========

Earnings from continuing operations per share - basic                      $      0.70    $      0.55    $      1.36    $      1.06
                                                                           ===========    ===========    ===========    ===========
Earnings from continuing operations per share - diluted                    $      0.70    $      0.55    $      1.35    $      1.05
                                                                           ===========    ===========    ===========    ===========

Earnings from discontinued operations per share - basic                    $      --      $      0.01    $      0.07    $      0.01
                                                                           ===========    ===========    ===========    ===========
Earnings from discontinued operations per share - diluted                  $      --      $      0.01    $      0.07    $      0.01
                                                                           ===========    ===========    ===========    ===========

Earnings (loss) per share - basic                                          $      0.70    $      0.56    $      1.43    $      1.07
                                                                           ===========    ===========    ===========    ===========
Earnings (loss) per share - diluted                                        $      0.70    $      0.56    $      1.42    $      1.06
                                                                           ===========    ===========    ===========    ===========

                                                                                                           June 30,     December 31,
SUMMARIZED BALANCE SHEET INFORMATION (unaudited)                                                             2003            2002

Cash and marketable securities                                                                           $    20,015     $    54,116
Investment in real estate, net                                                                           $ 7,387,719     $ 6,926,084
Total assets                                                                                             $ 7,753,019     $ 7,280,822
Mortgage and other notes payable                                                                         $ 5,021,006     $ 4,592,311
Minority interest - Preferred                                                                            $   468,201     $   468,201
Minority interest - Common                                                                               $   371,001     $   377,746
Preferred stock                                                                                          $   331,668     $   337,500
Stockholders' equity                                                                                     $ 1,220,668     $ 1,196,525
Total capitalization (at cost)                                                                           $ 7,412,544     $ 6,972,283

PORTFOLIO CAPITALIZATION DATA (unaudited)

Total portfolio debt (Company debt above ($5,021,006 and $4,592,311, respectively) plus pro rata share of debt ($2,127,998 and $2,177,024, respectively) from unconsolidated affiliates) of which (after the effect of the Company's current swap agreements) approximately
      $2,282,643 and $2,453,571, respectively, is comprised of variable rate debt.                       $ 7,149,004     $ 6,769,335
Preferred stock                                                                                              521,128         449,415
Preferred Operating Partnership units                                                                        468,201         468,201
Stock market value of common stock and Operating Partnership units
     outstanding at end of period                                                                          5,149,110       4,261,573
                                                                                                         -----------     -----------
Total market capitalization at end of period                                                             $13,287,443     $11,948,524
                                                                                                         ===========     ===========



(a) Portfolio results combine the revenues and expenses of General Growth Management, Inc. (a Taxable REIT Subsidiary) with the applicable ownership percentage multiplied by the revenues and expenses from properties wholly and/or partially owned by the Operating Partnership.

(b) Includes straight-line rent of $3,978 and $2,724 for the three months ended and $8,635 and $5,543 for the six months ended June 30, 2003 and 2002, respectively.

(c) Includes non-cash rental revenue recognized pursuant to SFAS #141 and #142 for the three and six months ended June 30, 2003 of $6,196 and $10,754, respectively.

(d) As of the first quarter of 2003 and pursuant to SFAS #145 - Rescission of FASB Statements 4,44 and 64 and Technical Corrections, the Company now reflects costs related to the extinguishment of debt as additional interest expense. Previously, such costs were reflected as an extraordinary item. As required, FFO for the three and six months ended June 30, 2002 has been adjusted to maintain comparability.

(e) Reconciliation of net income determined in accordance with generally accepted accounting principles to FFO (Company non-GAAP supplemental measure of operating performance) as defined by NAREIT and as required by SEC Regulation G.

                         GENERAL GROWTH PROPERTIES, INC
        BREAKDOWN OF COMPANY PORTFOLIO RESULTS AND FUNDS FROM OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2003
                            (In thousands, unaudited)


                                                                            Wholly Owned         Unconsolidated
                                                                               Centers             Centers (a)              Total
                                                                               -------             -----------              -----
Revenues
     Minimum rents (b),(c)                                                    $ 343,212             $ 148,795             $ 492,007
     Tenant recoveries                                                          151,656                74,942               226,598
     Overage rents                                                               10,044                 2,260                12,304
     Other (d)                                                                   13,162                 2,643                15,805
                                                                              ---------             ---------             ---------
      Total revenues                                                            518,074               228,640               746,714

Operating expenses
    Real estate taxes                                                            40,617                21,753                62,370
    Repairs and maintenance                                                      36,269                17,440                53,709
    Marketing                                                                    15,761                 7,570                23,331
    Other property operating costs                                               69,611                31,562               101,173
    Provision for doubtful accounts                                               3,513                   699                 4,212
                                                                              ---------             ---------             ---------
Total operating expenses                                                        165,771                79,024               244,795
                                                                              ---------             ---------             ---------
     Real estate net operating income                                           352,303               149,616               501,919

GGMI fees (e)                                                                    40,601                  --                  40,601
GGMI expenses (e)                                                               (38,270)                 --                 (38,270)
Headquarters/regional costs                                                     (17,978)              (12,577) (f)          (30,555)
General and administrative                                                       (5,704)                 (638)               (6,342)
Depreciation that reduces FFO (g)                                                (5,405)                 --                  (5,405)
Interest income                                                                   1,056                   908                 1,964
Interest expense                                                               (120,047)              (45,950)             (165,997)
Amortization of deferred finance costs                                           (3,448)               (2,579)               (6,027)
Debt extinguishment costs (h)                                                    (1,473)                 (467)               (1,940)
Preferred stock dividends                                                       (13,030)                 --                 (13,030)
Preferred unit distributions                                                    (20,072)                 --                 (20,072)
                                                                              ---------             ---------             ---------
Operating Partnership Funds From Operations                                   $ 168,533             $  88,313             $ 256,846
                                                                              =========             =========             =========


                         GENERAL GROWTH PROPERTIES, INC
        BREAKDOWN OF COMPANY PORTFOLIO RESULTS AND FUNDS FROM OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2002
                            (In thousands, unaudited)

                                                                            Wholly Owned          Unconsolidated
                                                                               Centers              Centers (a)             Total
                                                                               -------              -----------             -----
Revenues
     Minimum rents (b)                                                        $ 243,172             $ 113,600             $ 356,772
     Tenant recoveries                                                          114,293                56,658               170,951
     Overage rents                                                                7,144                 1,816                 8,960
     Other (d)                                                                   11,862                 1,988                13,850
                                                                              ---------             ---------             ---------
      Total revenues                                                            376,471               174,062               550,533

Operating expenses
    Real estate taxes                                                            27,359                16,552                43,911
    Repairs and maintenance                                                      27,265                13,268                40,533
    Marketing                                                                    10,751                 4,023                14,774
    Other property operating costs                                               47,417                24,823                72,240
    Provision for doubtful accounts                                               2,887                 1,055                 3,942
                                                                              ---------             ---------             ---------
Total operating expenses                                                        115,679                59,721               175,400
                                                                              ---------             ---------             ---------
     Property net operating income                                              260,792               114,341               375,133

GGMI fees (e)                                                                    37,231                  --                  37,231
GGMI expenses (e)                                                               (32,756)                 --                 (32,756)
Headquarters/regional costs                                                      (9,122)               (9,754) (f)          (18,876)
General and administrative                                                       (3,032)                 (141)               (3,173)
Depreciation that reduces FFO (g)                                                (4,157)                 --                  (4,157)
Interest income                                                                     166                 3,369                 3,535
Interest expense                                                                (92,942)              (45,178)             (138,120)
Amortization of deferred finance costs                                           (1,812)                 (779)               (2,591)
Debt extinguishment costs (h)                                                       (32)                 --                     (32)
Preferred stock dividends                                                       (12,234)                 --                 (12,234)
Preferred unit distributions                                                     (8,973)                 --                  (8,973)
                                                                              ---------             ---------             ---------
Operating Partnership Funds From Operations                                   $ 133,129             $  61,858             $ 194,987
                                                                              =========             =========             =========




(a) The Unconsolidated Centers include Quail Springs, Town East, the GGP/Ivanhoe entities, the GGP/Teachers entities and the GGP/Homart entities.

(b) Includes straight-line rent of $8,635 and $5,543 for the six months ended June 30, 2003 and 2002, respectively.

(c) Includes SFAS #141 and #142 minimum rent accretion of $10,754 for the six months ended June 30, 2003.

(d) Includes $292 and $945 for the six months ended June 30, 2003 and 2002, respectively, of net FFO of investment property sold in 2003.

(e) Represents the revenues and operating expenses of GGMI, the Company's taxable REIT subsidiary.

(f) Headquarters/regional costs for the unconsolidated centers include property management and other fees to GGMI.

(g) Represents depreciation on non-income producing assets including the Company's headquarters building.

(h) As of the first quarter of 2003 and pursuant to SFAS # 145 - Rescission of FASB Statements 4,44 and 64 and Technical Corrections, the Company now reflects costs related to the extinguishment of debt as additional interest expense. Previously, such costs were reflected as an extraordinary item. As required, first and second quarter 2002 FFO has been adjusted to maintain comparability.

                         GENERAL GROWTH PROPERTIES, INC
        BREAKDOWN OF COMPANY PORTFOLIO RESULTS AND FUNDS FROM OPERATIONS
                    FOR THE THREE MONTHS ENDED JUNE 30, 2003
                            (In thousands, unaudited)


                                                                            Wholly Owned         Unconsolidated
                                                                               Centers             Centers (a)              Total
                                                                               -------             -----------              -----
Revenues
     Minimum rents (b),(c)                                                    $ 173,491             $  74,325             $ 247,816
     Tenant recoveries                                                           80,578                37,664               118,242
     Overage rents                                                                3,542                 1,169                 4,711
     Other (d)                                                                    6,607                 1,358                 7,965
                                                                              ---------             ---------             ---------
      Total revenues                                                            264,218               114,516               378,734

Operating expenses
    Real estate taxes                                                            20,497                10,929                31,426
    Repairs and maintenance                                                      18,560                 8,541                27,101
    Marketing                                                                     7,585                 3,812                11,397
    Other property operating costs                                               34,770                16,414                51,184
    Provision for doubtful accounts                                               1,700                   504                 2,204
                                                                              ---------             ---------             ---------
Total operating expenses                                                         83,112                40,200               123,312
                                                                              ---------             ---------             ---------
     Real estate net operating income                                           181,106                74,316               255,419

GGMI fees (e)                                                                    20,278                  --                  20,278
GGMI expenses (e)                                                               (20,805)                 --                 (20,805)
Headquarters/regional costs                                                      (8,819)               (6,183) (f)          (15,002)
General and administrative                                                       (2,893)                 (516)               (3,409)
Depreciation that reduces FFO (g)                                                (2,781)                 --                  (2,781)
Interest income                                                                     461                   422                   883
Interest expense                                                                (61,090)              (22,620)              (83,710)
Amortization of deferred finance costs                                           (1,662)                 (893)               (2,555)
Debt extinguishment costs (h)                                                    (1,473)                 (467)               (1,940)
Preferred stock dividends                                                        (6,953)                 --                  (6,953)
Preferred unit distributions                                                     (9,895)                 --                  (9,895)
                                                                              ---------             ---------             ---------
Operating Partnership Funds From Operations                                   $  85,474             $  44,059             $ 129,533
                                                                              =========             =========             =========


                         GENERAL GROWTH PROPERTIES, INC
        BREAKDOWN OF COMPANY PORTFOLIO RESULTS AND FUNDS FROM OPERATIONS
                    FOR THE THREE MONTHS ENDED JUNE 30, 2002
                            (In thousands, unaudited)

                                                                            Wholly Owned         Unconsolidated
                                                                               Centers             Centers (a)              Total
                                                                               -------             -----------              -----
Revenues
     Minimum rents (b)                                                        $ 124,317             $  57,275             $ 181,592
     Tenant recoveries                                                           57,432                28,251                85,683
     Overage rents                                                                1,716                   761                 2,477
     Other (d)                                                                    5,863                 1,148                 7,011
                                                                              ---------             ---------             ---------
      Total revenues                                                            189,328                87,435               276,763

Operating expenses
    Real estate taxes                                                            13,665                 8,211                21,876
    Repairs and maintenance                                                      13,770                 6,669                20,439
    Marketing                                                                     5,829                 1,777                 7,606
    Other property operating costs                                               22,010                12,418                34,428
    Provision for doubtful accounts                                                 886                   280                 1,166
                                                                              ---------             ---------             ---------
Total operating expenses                                                         56,160                29,355                85,515
                                                                              ---------             ---------             ---------
     Property net operating income                                              133,168                58,080               191,248

GGMI fees (e)                                                                    20,730                  --                  20,730
GGMI expenses (e)                                                               (17,711)                 --                 (17,711)
Headquarters/regional costs                                                      (5,039)               (4,778) (f)           (9,817)
General and administrative                                                       (1,791)                  (18)               (1,809)
Depreciation that reduces FFO (g)                                                (2,138)                 --                  (2,138)
Interest income                                                                      67                 1,558                 1,625
Interest expense                                                                (46,599)              (22,385)              (68,984)
Amortization of deferred finance costs                                             (954)                 (412)               (1,366)
Debt extinguishment costs (h)                                                      --                    --                    --
Preferred stock dividends                                                        (6,117)                 --                  (6,117)
Preferred unit distributions                                                     (5,058)                 --                  (5,058)
                                                                              ---------             ---------             ---------
Operating Partnership Funds From Operations                                   $  68,558             $  32,045             $ 100,603
                                                                              =========             =========             =========




(a) The Unconsolidated Centers include Quail Springs, Town East, the GGP/Ivanhoe entities, the GGP/Teachers entities and the GGP/Homart entities.

(b) Includes straight-line rent of $3,978 and $2,724 for the three months ended June 30, 2003 and 2002, respectively.

(c) Includes SFAS #141 and #142 minimum rent accretion of $6,196 for the three months ended June 30, 2003.

(d) Includes zero and $507 for the three months ended June 30, 2003 and 2002, respectively, of net FFO of investment property sold in 2003.

(e) Represents the revenues and operating expenses of GGMI, the Company's taxable REIT subsidiary.

(f) Headquarters/regional costs for the unconsolidated centers include property management and other fees to GGMI.

(g) Represents depreciation on non-income producing assets including the Company's headquarters building.

(h) As of the first quarter of 2003 and pursuant to SFAS # 145 - Rescission of FASB Statements 4,44 and 64 and Technical Corrections, the Company now reflects costs related to the extinguishment of debt as additional interest expense. Previously, such costs were reflected as an extraordinary item. As required, second quarter 2002 FFO has been adjusted to maintain comparability.

                        OTHER COMPANY PORTFOLIO DATA (a)
               AS OF AND/OR FOR THE SIX MONTHS ENDED JUNE 30, 2003
                                   (unaudited)

                                                                            Wholly-Owned         Unconsolidated          Weighted
                                                                               Centers               Centers              Average
                                                                               -------               -------              -------
Space leased at centers not
     under redevelopment (b)                                                        91.0%                89.8%                 90.5%
Tenant allowances/improvements and
     capitalized leasing costs (in thousands)                                 $   23,891            $  11,490            $   35,381
Trailing 12 month total sales per sq. ft. (c)                                 $      336            $     369            $      352
Average annualized in place rent per sq. ft.                                  $    27.77            $   32.34            $    29.78
Average rent per sq. ft. for
     new/renewal leases                                                       $    34.88            $   37.50            $    36.20
Average rent per sq. ft. for leases
     expiring in 2003                                                         $    22.16            $   31.29            $    26.70
% change in total sales                                                              0.3%                 2.7%                  1.5%
% change in comparable sales                                                        -0.5%                -1.4%                 -1.0%

(a) Data is for 100% of the mall non-anchor GLA in each portfolio, including those centers that are owned in part by unconsolidated affiliates. Data excludes properties currently being redeveloped and/or remerchandised and miscellaneous (non-mall) properties.

(b) Excluding the JP Realty malls, occupancy at Wholly-Owned Centers was 92.2% and weighted average occupancy was 91.1%.

(c) Excluding the JP Realty malls, sales per sq. ft. at the Wholly-Owned Centers were $353 and weighted average annualized sales per sq. ft. were $361.